PIMCO ETF Trust

Supplement dated February 28, 2011 to the

Actively-Managed Exchange-Traded Funds Prospectus,

dated October 29, 2010, as supplemented and revised from time to time

Disclosure Related to the PIMCO Build America Bond Strategy Fund (the “Fund”)

Effective immediately, John Cummings is the portfolio manager of the Fund. Therefore, effective immediately, the last two sentences in the section titled “Investment Adviser/Portfolio Manager” in the Fund’s Fund Summary on page 2 of the Prospectus are deleted and replaced with the following:

The Fund’s portfolio is managed by John Cummings. Mr. Cummings is an Executive Vice President of PIMCO and he has managed the Fund since February 2011.

In addition, effective immediately, the disclosure in the table providing information with respect to the Fund in the subsection titled “Management of the Funds—Individual Portfolio Managers” on page 22 of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Build America Bond Strategy Fund	John Cummings	2/11	Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.

In addition, effective immediately, the first paragraph in the section titled “Principal Investment Strategies” in the Fund’s Fund Summary on page 1 of the Prospectus is deleted and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program. The Build America Bond program was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”) and provided for the issuance of taxable municipal securities on which the issuer receives U.S. Government subsidies for the interest paid (“Build America Bonds”). Because the U.S. Congress has not extended the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for U.S. Government subsidies for the interest paid for the life of the Build America Bonds. There can be no assurance when or if the Build America Bond program will be reinstated in any form.

The Fund invests in U.S. dollar-denominated Fixed Income Instruments that are primarily investment grade, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of The Barclays Capital Build America Bond Index, which as of September 30, 2010, was 12.99 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

In addition, effective immediately, “Limited Issuance Risk” in the section titled “Principal Risks” in the Fund’s Fund Summary on page 2 of the Prospectus is deleted and replaced with the following:

Limited Issuance Risk: the risk that Build America Bonds will not be actively traded, that the Fund may experience difficulty in locating suitable Build America Bonds for purchase, that the non-extension of the program will negatively affect the value of existing Build America Bonds and that Build America Bonds may experience greater illiquidity as compared to other municipal obligations

In addition, effective immediately, the disclosure following “Description of Principal Risks—Limited Issuance Risk” on page 17 of the Prospectus is deleted and replaced with the following:

There can be no assurance that Build America Bonds will be actively traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds. Because (i) Build America Bonds are a relatively new form of municipal financing, (ii) new issuance is currently not permitted and (iii) the program is subject to modifications through future legislation, it is possible the market for such bonds will decline in value causing Build America Bonds to experience greater illiquidity than other municipal obligations.

In addition, effective immediately, the second paragraph in the section titled “Characteristics and Risks of Securities and Investment Techniques—Build America Bonds” on page 28 of the Prospectus is deleted and replaced with the following:

Issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy. The Board of Trustees will continue to evaluate the Fund’s investment strategy and may make appropriate changes in the future, which may include changing the Fund’s investment strategy to invest in other taxable municipal securities.

Investors Should Retain This Supplement For Future Reference

ETF_SUPP_022811

PIMCO ETF Trust

Supplement dated February 28, 2011 to the

Statement of Additional Information,

dated October 29, 2010, as supplemented and revised from time to time

Disclosure Related to the PIMCO Build America Bond Strategy Fund (the “Fund”)

Effective immediately, John Cummings is the portfolio manager of the Fund. Therefore, effective immediately, all references to the Fund in the table, including footnote 3, on page 51 in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and the information pertaining to Mr. Cummings in the table is deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Cummings[2]
Registered Investment Companies	22	$5,421	0	N/A
Other Pooled Investment Vehicles	1	$448	0	N/A
Other Accounts	63	$4,795	1	$696

[2]

Mr. Cummings manages the PIMCO Intermediate Municipal Bond Strategy Fund, which has $43.5 million in total assets under management, and the PIMCO Short Term Municipal Bond Strategy Fund, which has $18 million in total assets under management. Effective February 28, 2011, Mr. Cummings manages the PIMCO Build America Bond Strategy Fund, which commenced operations on September 20, 2010.

In addition, effective immediately, the third and fourth sentences in the paragraph immediately preceding the above table are deleted and replaced with the following:

Effective February 28, 2011, Mr. Cummings manages the PIMCO Build America Bond Strategy Fund. Information pertaining to accounts managed by Mr. Cummings is as of January 31, 2011.

Additionally, effective immediately, the section of the table on page 54 in the subsection titled “Portfolio Managers—Securities Ownership” relating to the Fund is deleted and the information pertaining to Mr. Cummings in the table is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Cummings[2]	PIMCO Intermediate Municipal Bond Strategy Fund	None
	PIMCO Short Term Municipal Bond Strategy Fund	None
	PIMCO Build America Bond Strategy Fund	None

[2]

Effective February 28, 2011, Mr. Cummings manages the PIMCO Build America Bond Strategy Fund. As of January 31, 2011, to the best of the Trust’s knowledge, Mr. Cummings did not own any shares of the PIMCO Build America Bond Strategy Fund.

Investors Should Retain This Supplement For Future Reference

ETF-SAISU-022811